Exhibit 10.21c

Extension of LOI

The Term Sheet effective as of April 25, 2023 and extended as of November 29, 2023 and April 29, 2024, is between Cycurion Inc, a Delaware corporation, (the “Buyer”), with principal offices located at 1640 Boro Place, Fourth Floor, McLean, Virginia 22102 on the one hand, and SLG Innovation, Inc., an Illinois corporation (the “Company”) with principal offices located at 110 North Wacker Drive, Suite 2500, Chicago, Illinois 60606 and the holders of a majority of the outstanding capital stock of the Company (the “Majority Shareholders”) have agreed to extend the termination date of the Binding term sheet to December 31, 2024. The date set forth in Term Sheet of November 30, 2023 is hereby extended to December 31, 2024.

[signatures on the next page]

IN WITNESS WHEREOF, the Company has caused this Term Sheet extension to be signed in its name by its duly authorized officer effective as of August 16, 2024.

SLG INNOVATION, INC.

By:	/s/ Ed Burns
Ed Burns, Chief Executive Officer

/s/ ED BURNS
ED BURNS, shareholder

/s/ KEN COBB
KEN COBB, shareholder

CYCURION, INC.

By:	/s/ Alvin McCoy, III
Alvin McCoy, III, Chief Financial Officer